Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2020

Financial Highlights
	Quarter Ended			Year-to-Date
	September 30		%	September 30		%
(Dollars in millions, except per share data, shares in thousands)	2020	2019	Change	2020	2019	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,652	$2,241	63.0%	$12,034	$6,668	80.5%
Interest expense	261	518	(49.6)	1,477	1,511	(2.3)
Net interest income - taxable equivalent	3,391	1,723	96.8	10,557	5,157	104.7
Less: Taxable-equivalent adjustment	29	23	26.1	97	71	36.6
Net interest income	3,362	1,700	97.8	10,460	5,086	105.7
Provision for credit losses	421	117	NM	2,158	444	NM
Net interest income after provision for credit losses	2,941	1,583	85.8	8,302	4,642	78.8
Noninterest income	2,210	1,303	69.6	6,594	3,857	71.0
Noninterest expense	3,755	1,840	104.1	11,064	5,359	106.5
Income before income taxes	1,396	1,046	33.5	3,832	3,140	22.0
Provision for income taxes	255	218	17.0	670	629	6.5
Net income	1,141	828	37.8	3,162	2,511	25.9
Noncontrolling interests	3	3	—	9	8	12.5
Net income available to the bank holding company	1,138	825	37.9	3,153	2,503	12.5
Preferred stock dividends	70	90	(22.2)	197	177	11.3
Net income available to common shareholders	1,068	735	45.3	2,956	2,326	27.1
Per Common Share Data
Earnings per share-basic	$0.79	$0.96	(17.7)%	$2.20	$3.04	(27.6)%
Earnings per share-diluted	0.79	0.95	(16.8)	2.18	3.00	(27.3)
Earnings per share-adjusted diluted (2)	0.97	1.07	(9.3)	2.62	3.25	(19.4)
Cash dividends declared	0.450	0.450	—	1.350	1.260	7.1
Common shareholders' equity	45.86	38.07	20.5	45.86	38.07	20.5
Tangible common shareholders' equity (2)	26.63	24.66	8.0	26.63	24.66	8.0
End of period shares outstanding	1,348,118	766,303	75.9	1,348,118	766,303	75.9
Weighted average shares outstanding-basic	1,347,916	766,167	75.9	1,346,605	765,428	75.9
Weighted average shares outstanding-diluted	1,358,122	775,791	75.1	1,357,174	774,907	75.1
Performance Ratios
Return on average assets	0.91%	1.41%		0.85%	1.47%
Return on average risk-weighted assets (current period is preliminary)	1.19	1.75		1.10	1.81
Return on average common shareholders' equity	6.87	10.04		6.46	11.02
Return on average tangible common shareholders' equity (2)	13.31	16.03		12.79	17.90
Net interest margin - taxable equivalent	3.10	3.37		3.26	3.43
Fee income ratio	39.7	43.4		38.7	43.1
Efficiency ratio-GAAP	67.4	61.3		64.9	59.9
Efficiency ratio-adjusted (2)	57.3	57.1		55.9	56.2
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.26%	0.22%		0.26%	0.22%
Loans and leases plus foreclosed property	0.39	0.34		0.39	0.34
Net charge-offs as a percentage of average loans and leases	0.42	0.41		0.39	0.40
Allowance for loan and lease losses as a percentage of LHFI	1.91	1.05		1.91	1.05
Ratio of allowance for loan and lease losses to nonperforming LHFI	5.22x	3.52x		5.22x	3.52x
Average Balances
Assets	$500,826	$232,420	115.5%	$497,710	$229,106	117.2%
Securities (3)	79,828	48,900	63.2	76,906	47,257	62.7
Loans and leases	315,691	152,042	107.6	316,621	150,808	109.9
Deposits	372,211	161,992	129.8	359,273	160,650	123.6
Common shareholders' equity	61,804	29,040	112.8	61,173	28,226	116.7
Total shareholders' equity	69,634	32,744	112.7	67,311	31,537	113.4
Period-End Balances
Assets	$499,183	$236,750	110.8%	$499,183	$236,750	110.8%
Securities (3)	86,132	54,765	57.3	86,132	54,765	57.3
Loans and leases	312,149	150,855	106.9	312,149	150,855	106.9
Deposits	370,747	162,280	128.5	370,747	162,280	128.5
Common shareholders' equity	61,819	29,177	111.9	61,819	29,177	111.9
Total shareholders' equity	69,973	32,303	116.6	69,973	32,303	116.6
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.0%	10.6%		10.0%	10.6%
Tier 1	12.2	12.2		12.2	12.2
Total	14.6	14.8		14.6	14.8
Leverage	9.6	10.3		9.6	10.3
Supplementary leverage	8.9	NA		8.9	NA
Applicable ratios are annualized.
NM - not meaningful
(1) Interest income includes certain fees, deferred costs and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2019	2019
Summary Income Statement
Interest income - taxable equivalent (1)	$3,652	$3,919	$4,463	$2,837	$2,241
Interest expense	261	440	776	585	518
Net interest income - taxable equivalent	3,391	3,479	3,687	2,252	1,723
Less: Taxable-equivalent adjustment	29	31	37	25	23
Net interest income	3,362	3,448	3,650	2,227	1,700
Provision for credit losses	421	844	893	171	117
Net interest income after provision for credit losses	2,941	2,604	2,757	2,056	1,583
Noninterest income	2,210	2,423	1,961	1,398	1,303
Noninterest expense	3,755	3,878	3,431	2,575	1,840
Income before income taxes	1,396	1,149	1,287	879	1,046
Provision for income taxes	255	191	224	153	218
Net income	1,141	958	1,063	726	828
Noncontrolling interests	3	3	3	5	3
Net income available to the bank holding company	1,138	955	1,060	721	825
Preferred stock dividends	70	53	74	19	90
Net income available to common shareholders	1,068	902	986	702	735
Per Common Share Data
Earnings per share-basic	$0.79	$0.67	$0.73	$0.76	$0.96
Earnings per share-diluted	0.79	0.67	0.73	0.75	0.95
Earnings per share-adjusted diluted (2)	0.97	0.82	0.83	1.12	1.07
Cash dividends declared	0.450	0.450	0.450	0.450	0.450
Common shareholders' equity	45.86	45.74	45.49	45.66	38.07
Tangible common shareholders' equity (2)	26.63	26.38	26.00	25.93	24.66
End of period shares outstanding	1,348,118	1,347,609	1,347,461	1,342,166	766,303
Weighted average shares outstanding-basic	1,347,916	1,347,512	1,344,372	922,840	766,167
Weighted average shares outstanding-diluted	1,358,122	1,355,834	1,357,545	934,718	775,791
Performance Ratios
Return on average assets	0.91%	0.75%	0.90%	0.95%	1.41%
Return on average risk-weighted assets (current quarter is preliminary)	1.19	1.00	1.12	1.02	1.75
Return on average common shareholders' equity	6.87	5.90	6.58	7.33	10.04
Return on average tangible common shareholders' equity (2)	13.31	11.83	13.23	12.91	16.03
Net interest margin - taxable equivalent	3.10	3.13	3.58	3.41	3.37
Fee income ratio	39.7	41.3	34.9	38.6	43.4
Efficiency ratio-GAAP	67.4	66.1	61.1	71.0	61.3
Efficiency ratio-adjusted (2)	57.3	55.8	54.6	57.5	57.1
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.26%	0.25%	0.23%	0.14%	0.22%
Loans and leases plus foreclosed property	0.39	0.37	0.36	0.19	0.34
Net charge-offs as a percentage of average loans and leases	0.42	0.39	0.36	0.40	0.41
Allowance for loan and lease losses as a percentage of LHFI	1.91	1.81	1.63	0.52	1.05
Ratio of allowance for loan and lease losses to nonperforming LHFI	5.22x	5.24x	5.04x	3.41x	3.52x
Average Balances
Assets	$500,826	$514,720	$477,550	$302,059	$232,420
Securities (3)	79,828	75,159	75,701	60,699	48,900
Loans and leases	315,691	326,435	307,748	193,641	152,042
Deposits	372,211	370,818	334,649	210,716	161,992
Common shareholders' equity	61,804	61,484	60,224	38,031	29,040
Total shareholders' equity	69,634	66,863	65,412	41,740	32,744
Period-End Balances
Assets	$499,183	$504,336	$506,229	$473,078	$236,750
Securities (3)	86,132	77,805	78,398	74,727	54,765
Loans and leases	312,149	321,148	324,039	308,215	150,855
Deposits	370,747	376,235	350,179	334,727	162,280
Common shareholders' equity	61,819	61,634	61,295	61,282	29,177
Total shareholders' equity	69,973	68,883	66,061	66,558	32,303
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.0%	9.7%	9.3%	9.5%	10.6%
Tier 1	12.2	11.6	10.5	10.8	12.2
Total	14.6	14.0	12.7	12.6	14.8
Leverage (4)	9.6	9.0	9.0	14.7	10.3
Supplementary leverage (5)	8.9	8.5	7.8	7.9	NA
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost. In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.
(4) The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(5) Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

2 Truist Financial Corporation

Q

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
(Dollars in millions, except per share data, shares in thousands)	2020	2019	$	%	2020	2019	$	%
Interest Income
Interest and fees on loans and leases	$3,174	$1,886	$1,288	68.3%	$10,327	$5,611	$4,716	84.0%
Interest on securities	393	315	78	24.8	1,331	917	414	45.1
Interest on other earning assets	56	17	39	NM	279	69	210	NM
Total interest income	3,623	2,218	1,405	63.3	11,937	6,597	5,340	80.9
Interest Expense
Interest on deposits	96	271	(175)	(64.6)	718	797	(79)	(9.9)
Interest on long-term debt	152	193	(41)	(21.2)	635	578	57	9.9
Interest on other borrowings	13	54	(41)	(75.9)	124	136	(12)	(8.8)
Total interest expense	261	518	(257)	(49.6)	1,477	1,511	(34)	(2.3)
Net Interest Income	3,362	1,700	1,662	97.8	10,460	5,086	5,374	105.7
Provision for credit losses	421	117	304	NM	2,158	444	1,714	NM
Net Interest Income After Provision for Credit Losses	2,941	1,583	1,358	85.8	8,302	4,642	3,660	78.8
Noninterest Income
Insurance income	518	487	31	6.4	1,648	1,563	85	5.4
Service charges on deposits	247	188	59	31.4	754	540	214	39.6
Wealth management income	324	175	149	85.1	945	509	436	85.7
Card and payment related fees	200	132	68	51.5	558	399	159	39.8
Residential mortgage income	221	80	141	176.3	807	220	587	NM
Investment banking and trading income	244	60	184	NM	636	135	501	NM
Operating lease income	72	36	36	100.0	232	106	126	118.9
Income from bank-owned life insurance	46	29	17	58.6	135	91	44	48.4
Lending related fees	77	24	53	NM	210	77	133	172.7
Commercial real estate related income	55	32	23	71.9	148	68	80	117.6
Securities gains (losses)	104	—	104	NM	402	—	402	NM
Other income (loss)	102	60	42	70.0	119	149	(30)	(20.1)
Total noninterest income	2,210	1,303	907	69.6	6,594	3,857	2,737	71.0
Noninterest Expense
Personnel expense	2,058	1,161	897	77.3	6,038	3,368	2,670	79.3
Net occupancy expense	233	122	111	91.0	697	360	337	93.6
Professional fees and outside processing	323	102	221	NM	859	272	587	NM
Software expense	221	77	144	187.0	647	220	427	194.1
Equipment expense	127	64	63	98.4	363	197	166	84.3
Marketing and customer development	75	36	39	108.3	215	92	123	133.7
Operating lease depreciation	56	35	21	60.0	204	93	111	119.4
Loan-related expense	59	26	33	126.9	177	81	96	118.5
Amortization of intangibles	170	29	141	NM	513	93	420	NM
Regulatory costs	34	20	14	70.0	93	57	36	63.2
Merger-related and restructuring charges	236	34	202	NM	552	137	415	NM
Loss (gain) on early extinguishment of debt	—	—	—	—	235	—	235	NM
Other expense	163	134	29	21.6	471	389	82	21.1
Total noninterest expense	3,755	1,840	1,915	104.1	11,064	5,359	5,705	106.5
Earnings
Income before income taxes	1,396	1,046	350	33.5	3,832	3,140	692	22.0
Provision for income taxes	255	218	37	17.0	670	629	41	6.5
Net income	1,141	828	313	37.8	3,162	2,511	651	25.9
Noncontrolling interests	3	3	—	—	9	8	1	12.5
Net income available to the bank holding company	1,138	825	313	37.9	3,153	2,503	650	26.0
Preferred stock dividends	70	90	(20)	(22.2)	197	177	20	11.3
Net income available to common shareholders	$1,068	$735	$333	45.3%	$2,956	$2,326	$630	27.1%
Earnings Per Common Share
Basic	$0.79	$0.96	$(0.17)	(17.7)%	$2.20	$3.04	$(0.84)	(27.6)%
Diluted	0.79	0.95	(0.16)	(16.8)	2.18	3.00	(0.82)	(27.3)
Weighted Average Shares Outstanding
Basic	1,347,916	766,167	581,749	75.9	1,346,605	765,428	581,177	75.9
Diluted	1,358,122	775,791	582,331	75.1	1,357,174	774,907	582,267	75.1
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2019	2019
Interest Income
Interest and fees on loans and leases	$3,174	$3,377	$3,776	$2,371	$1,886
Interest on securities	393	444	494	402	315
Interest on other earning assets	56	67	156	39	17
Total interest income	3,623	3,888	4,426	2,812	2,218
Interest Expense
Interest on deposits	96	201	421	304	271
Interest on long-term debt	152	211	272	219	193
Interest on other borrowings	13	28	83	62	54
Total interest expense	261	440	776	585	518
Net Interest Income	3,362	3,448	3,650	2,227	1,700
Provision for credit losses	421	844	893	171	117
Net Interest Income After Provision for Credit Losses	2,941	2,604	2,757	2,056	1,583
Noninterest Income
Insurance income	518	581	549	509	487
Service charges on deposits	247	202	305	222	188
Wealth management income	324	289	332	206	175
Card and payment related fees	200	171	187	156	132
Residential mortgage income	221	341	245	65	80
Investment banking and trading income	244	274	118	109	60
Operating lease income	72	83	77	47	36
Income from bank-owned life insurance	46	45	44	38	29
Lending related fees	77	66	67	47	24
Commercial real estate related income	55	49	44	48	32
Securities gains (losses)	104	300	(2)	(116)	—
Other income (loss)	102	22	(5)	67	60
Total noninterest income	2,210	2,423	1,961	1,398	1,303
Noninterest Expense
Personnel expense	2,058	2,008	1,972	1,465	1,161
Net occupancy expense	233	243	221	147	122
Professional fees and outside processing	323	289	247	161	102
Software expense	221	216	210	118	77
Equipment expense	127	120	116	83	64
Marketing and customer development	75	56	84	45	36
Operating lease depreciation	56	77	71	43	35
Loan-related expense	59	56	62	42	26
Amortization of intangibles	170	178	165	71	29
Regulatory costs	34	30	29	24	20
Merger-related and restructuring charges	236	209	107	223	34
Loss (gain) on early extinguishment of debt	—	235	—	—	—
Other expense	163	161	147	153	134
Total noninterest expense	3,755	3,878	3,431	2,575	1,840
Earnings
Income before income taxes	1,396	1,149	1,287	879	1,046
Provision for income taxes	255	191	224	153	218
Net income	1,141	958	1,063	726	828
Noncontrolling interests	3	3	3	5	3
Net income available to the bank holding company	1,138	955	1,060	721	825
Preferred stock dividends	70	53	74	19	90
Net income available to common shareholders	$1,068	$902	$986	$702	$735
Earnings Per Common Share
Basic	$0.79	$0.67	$0.73	$0.76	$0.96
Diluted	0.79	0.67	0.73	0.75	0.95
Weighted Average Shares Outstanding
Basic	1,347,916	1,347,512	1,344,372	922,840	766,167
Diluted	1,358,122	1,355,834	1,357,545	934,718	775,791

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019
Consumer Banking and Wealth
Net interest income (expense)	$1,856	$1,843	$1,860	$1,114	$855
Net intersegment interest income (expense)	338	317	394	282	229
Segment net interest income	2,194	2,160	2,254	1,396	1,084
Allocated provision for credit losses	181	270	437	145	115
Noninterest income	990	1,006	1,066	652	576
Noninterest expense	1,934	1,972	1,989	1,318	931
Income (loss) before income taxes	1,069	924	894	585	614
Provision (benefit) for income taxes	252	218	210	142	149
Segment net income (loss)	$817	$706	$684	$443	$465

Corporate and Commercial Banking
Net interest income (expense)	$1,235	$1,351	$1,534	$934	$729
Net intersegment interest income (expense)	41	(61)	(208)	(99)	(89)
Segment net interest income	1,276	1,290	1,326	835	640
Allocated provision for credit losses	311	534	399	17	14
Noninterest income	609	621	457	412	271
Noninterest expense	843	880	883	570	338
Income (loss) before income taxes	731	497	501	660	559
Provision (benefit) for income taxes	148	92	89	142	118
Segment net income (loss)	$583	$405	$412	$518	$441

Insurance Holdings
Net interest income (expense)	$31	$33	$36	$38	$39
Net intersegment interest income (expense)	(7)	(10)	(11)	(11)	(11)
Segment net interest income	24	23	25	27	28
Allocated provision for credit losses	—	6	1	2	2
Noninterest income	524	598	557	536	491
Noninterest expense	446	448	440	481	435
Income (loss) before income taxes	102	167	141	80	82
Provision (benefit) for income taxes	25	41	36	21	21
Segment net income (loss)	$77	$126	$105	$59	$61

Other, Treasury & Corporate (1)
Net interest income (expense)	$240	$221	$220	$141	$77
Net intersegment interest income (expense)	(372)	(246)	(175)	(172)	(129)
Segment net interest income	(132)	(25)	45	(31)	(52)
Allocated provision for credit losses	(71)	34	56	7	(14)
Noninterest income	87	198	(119)	(202)	(35)
Noninterest expense	532	578	119	206	136
Income (loss) before income taxes	(506)	(439)	(249)	(446)	(209)
Provision (benefit) for income taxes	(170)	(160)	(111)	(152)	(70)
Segment net income (loss)	$(336)	$(279)	$(138)	$(294)	$(139)

Total Truist Financial Corporation
Net interest income (expense)	$3,362	$3,448	$3,650	$2,227	$1,700
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,362	3,448	3,650	2,227	1,700
Allocated provision for credit losses	421	844	893	171	117
Noninterest income	2,210	2,423	1,961	1,398	1,303
Noninterest expense	3,755	3,878	3,431	2,575	1,840
Income (loss) before income taxes	1,396	1,149	1,287	879	1,046
Provision (benefit) for income taxes	255	191	224	153	218
Net income	$1,141	$958	$1,063	$726	$828
Effective December 2019, segments were realigned in connection with the SunTrust merger. Results for prior periods have been revised to reflect the new structure.
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019
Assets
Cash and due from banks	$4,194	$5,116	$5,312	$4,084	$2,027
Interest-bearing deposits with banks	32,914	36,081	31,036	14,981	877
Securities borrowed or purchased under resale agreements	1,300	1,345	1,796	1,417	114
Trading assets at fair value	4,670	3,824	3,863	5,733	400
Securities available for sale at fair value	86,132	77,805	78,398	74,727	35,997
Securities held to maturity at amortized cost	—	—	—	—	18,768
Loans and leases:
Commercial:
Commercial and industrial	140,874	147,141	149,161	130,180	64,324
CRE	27,474	27,963	27,532	26,832	17,080
Commercial construction	6,772	6,891	6,630	6,205	3,804
Lease financing	5,493	5,783	5,984	6,122	2,356
Consumer:
Residential mortgage	50,379	51,671	53,096	52,071	28,297
Residential home equity and direct	26,558	26,935	27,629	27,044	11,646
Indirect auto	25,269	24,509	25,146	24,442	11,871
Indirect other	11,527	11,592	10,980	11,100	6,590
Student	7,480	7,484	7,771	6,743	—
Credit card	4,801	4,856	5,300	5,619	3,058
PCI	—	—	—	3,484	387
Total loans and leases held for investment	306,627	314,825	319,229	299,842	149,413
Loans held for sale	5,522	6,323	4,810	8,373	1,442
Total loans and leases	312,149	321,148	324,039	308,215	150,855
Allowance for loan and lease losses	(5,863)	(5,702)	(5,211)	(1,549)	(1,573)
Premises and equipment	3,968	4,002	3,999	3,712	2,022
Goodwill	23,869	23,882	23,927	24,154	9,832
Core deposit and other intangible assets	2,840	3,016	3,168	3,142	678
Mortgage servicing rights	1,991	2,077	2,150	2,630	929
Other assets	31,019	31,742	33,752	31,832	15,824
Total assets	$499,183	$504,336	$506,229	$473,078	$236,750
Liabilities
Deposits:
Noninterest-bearing deposits	$124,297	$122,694	$97,618	$92,405	$52,667
Interest checking	98,694	99,005	92,950	85,492	27,723
Money market and savings	121,856	123,974	124,072	120,934	64,454
Time deposits	25,900	30,562	35,539	35,896	16,526
Foreign office deposits - interest-bearing	—	—	—	—	910
Total deposits	370,747	376,235	350,179	334,727	162,280
Short-term borrowings	6,244	5,700	12,696	18,218	10,405
Long-term debt	41,008	42,133	65,662	41,339	25,520
Other liabilities	11,211	11,385	11,631	12,236	6,242
Total liabilities	429,210	435,453	440,168	406,520	204,447
Shareholders' Equity:
Preferred stock	8,048	7,143	4,599	5,102	3,057
Common stock	6,741	6,738	6,737	6,711	3,832
Additional paid-in capital	35,774	35,676	35,584	35,609	6,931
Retained earnings	18,834	18,373	18,076	19,806	19,440
Accumulated other comprehensive loss	470	847	898	(844)	(1,026)
Noncontrolling interests	106	106	167	174	69
Total shareholders' equity	69,973	68,883	66,061	66,558	32,303
Total liabilities and shareholders' equity	$499,183	$504,336	$506,229	$473,078	$236,750
In 4Q19, Truist transferred all HTM securities into AFS securities in response to changes in regulatory capital rules.

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
(Dollars in millions)	2020	2019	$	%	2020	2019	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,218	$2,240	$(22)	(1.0)%	$2,243	$2,731	$(488)	(17.9)%
U.S. government-sponsored entities (GSE)	1,842	2,449	(607)	(24.8)	1,847	2,436	(589)	(24.2)
Mortgage-backed securities issued by GSE	75,232	43,415	31,817	73.3	72,152	41,202	30,950	75.1
States and political subdivisions	499	566	(67)	(11.8)	512	583	(71)	(12.2)
Non-agency mortgage-backed	—	198	(198)	(100.0)	115	271	(156)	(57.6)
Other	37	32	5	15.6	37	34	3	8.8
Total securities	79,828	48,900	30,928	63.2	76,906	47,257	29,649	62.7
Loans and leases:
Commercial:
Commercial and industrial	143,452	63,768	79,684	125.0	142,731	62,576	80,155	128.1
CRE	27,761	17,042	10,719	62.9	27,538	16,894	10,644	63.0
Commercial construction	6,861	3,725	3,136	84.2	6,673	3,912	2,761	70.6
Lease financing	5,626	2,260	3,366	148.9	5,872	2,135	3,737	175.0
Consumer:
Residential mortgage	51,500	28,410	23,090	81.3	52,288	30,604	21,684	70.9
Residential home equity and direct	26,726	11,650	15,076	129.4	27,161	11,673	15,488	132.7
Indirect auto	24,732	11,810	12,922	109.4	24,809	11,586	13,223	114.1
Indirect other	11,530	6,552	4,978	76.0	11,255	6,277	4,978	79.3
Student	7,446	—	7,446	NM	7,622	—	7,622	NM
Credit card	4,810	3,036	1,774	58.4	5,097	2,976	2,121	71.3
PCI	—	411	(411)	(100.0)	—	433	(433)	(100.0)
Total loans and leases held for investment	310,444	148,664	161,780	108.8	311,046	149,066	161,980	108.7
Loans held for sale	5,247	3,378	1,869	55.3	5,575	1,742	3,833	NM
Total loans and leases	315,691	152,042	163,649	107.6	316,621	150,808	165,813	109.9
Interest earning trading assets	4,056	668	3,388	NM	4,695	910	3,785	NM
Other earning assets	35,819	1,798	34,021	NM	33,708	1,702	32,006	NM
Total earning assets	435,394	203,408	231,986	114.0	431,930	200,677	231,253	115.2
Nonearning assets	65,432	29,012	36,420	125.5	65,780	28,429	37,351	131.4
Total assets	$500,826	$232,420	$268,406	115.5%	$497,710	$229,106	$268,604	117.2%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$123,966	$52,500	$71,466	136.1%	$110,375	$52,489	$57,886	110.3%
Interest checking	96,707	27,664	69,043	NM	93,205	27,665	65,540	NM
Money market and savings	123,598	64,920	58,678	90.4	123,536	63,885	59,651	93.4
Time deposits	27,940	16,643	11,297	67.9	32,157	16,256	15,901	97.8
Foreign office deposits - interest-bearing	—	265	(265)	(100.0)	—	355	(355)	(100.0)
Total deposits	372,211	161,992	210,219	129.8	359,273	160,650	198,623	123.6
Short-term borrowings	6,209	8,307	(2,098)	(25.3)	11,350	7,443	3,907	52.5
Long-term debt	40,919	22,608	18,311	81.0	47,643	23,027	24,616	106.9
Other liabilities	11,853	6,769	5,084	75.1	12,133	6,449	5,684	88.1
Total liabilities	431,192	199,676	231,516	115.9	430,399	197,569	232,830	117.8
Shareholders' equity	69,634	32,744	36,890	112.7	67,311	31,537	35,774	113.4
Total liabilities and shareholders' equity	$500,826	$232,420	$268,406	115.5%	$497,710	$229,106	$268,604	117.2%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019
Assets
Securities at amortized cost (1):
U.S. Treasury	$2,218	$2,237	$2,274	$2,384	$2,240
U.S. government-sponsored entities (GSE)	1,842	1,844	1,856	2,301	2,449
Mortgage-backed securities issued by GSE	75,232	70,374	70,816	55,119	43,415
States and political subdivisions	499	505	530	598	566
Non-agency mortgage-backed	—	162	185	263	198
Other	37	37	40	34	32
Total securities	79,828	75,159	75,701	60,699	48,900
Loans and leases:
Commercial:
Commercial and industrial	143,452	152,991	131,743	81,853	63,768
CRE	27,761	27,804	27,046	19,896	17,042
Commercial construction	6,861	6,748	6,409	4,506	3,725
Lease financing	5,626	5,922	6,070	3,357	2,260
Consumer:
Residential mortgage	51,500	52,380	52,993	34,824	28,410
Residential home equity and direct	26,726	27,199	27,564	15,810	11,650
Indirect auto	24,732	24,721	24,975	15,390	11,810
Indirect other	11,530	11,282	10,950	7,772	6,552
Student	7,446	7,633	7,787	1,825	—
Credit card	4,810	4,949	5,534	3,788	3,036
PCI	—	—	—	1,220	411
Total loans and leases held for investment	310,444	321,629	301,071	190,241	148,664
Loans held for sale	5,247	4,806	6,677	3,400	3,378
Total loans and leases	315,691	326,435	307,748	193,641	152,042
Interest earning trading assets	4,056	3,700	6,334	2,370	668
Other earning assets	35,819	41,531	23,750	6,405	1,798
Total earning assets	435,394	446,825	413,533	263,115	203,408
Nonearning assets	65,432	67,895	64,017	38,944	29,012
Total assets	$500,826	$514,720	$477,550	$302,059	$232,420
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$123,966	$113,875	$93,135	$64,485	$52,500
Interest checking	96,707	97,863	85,008	43,246	27,664
Money market and savings	123,598	126,071	120,936	79,903	64,920
Time deposits	27,940	33,009	35,570	23,058	16,643
Foreign office deposits - interest-bearing	—	—	—	24	265
Total deposits	372,211	370,818	334,649	210,716	161,992
Short-term borrowings	6,209	8,998	18,900	11,489	8,307
Long-term debt	40,919	55,537	46,547	29,888	22,608
Other liabilities	11,853	12,504	12,042	8,226	6,769
Total liabilities	431,192	447,857	412,138	260,319	199,676
Shareholders' equity	69,634	66,863	65,412	41,740	32,744
Total liabilities and shareholders' equity	$500,826	$514,720	$477,550	$302,059	$232,420
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2020			June 30, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,218	$10	1.78%	$2,237	$10	1.88%
U.S. government-sponsored entities (GSE)	1,842	10	2.33	1,844	12	2.33
Mortgage-backed securities issued by GSE	75,232	366	1.95	70,374	413	2.35
States and political subdivisions	499	7	5.03	505	4	3.57
Non-agency mortgage-backed	—	—	—	162	7	16.71
Other	37	1	1.99	37	—	2.27
Total securities	79,828	394	1.97	75,159	446	2.37
Loans and leases:
Commercial:
Commercial and industrial	143,452	1,087	3.02	152,991	1,204	3.16
CRE	27,761	203	2.88	27,804	227	3.26
Commercial construction	6,861	55	3.26	6,748	61	3.70
Lease financing	5,626	52	3.71	5,922	70	4.71
Consumer:
Residential mortgage	51,500	576	4.47	52,380	608	4.65
Residential home equity and direct	26,726	394	5.86	27,199	391	5.78
Indirect auto	24,732	405	6.51	24,721	407	6.63
Indirect other	11,530	204	7.05	11,282	201	7.18
Student	7,446	80	4.30	7,633	87	4.55
Credit card	4,810	109	9.03	4,949	114	9.27
Total loans and leases held for investment	310,444	3,165	4.06	321,629	3,370	4.21
Loans held for sale	5,247	37	2.78	4,806	36	3.04
Total loans and leases	315,691	3,202	4.04	326,435	3,406	4.19
Interest earning trading assets	4,056	32	3.23	3,700	39	4.19
Other earning assets	35,819	24	0.26	41,531	28	0.28
Total earning assets	435,394	3,652	3.34	446,825	3,919	3.52
Nonearning assets	65,432			67,895
Total assets	$500,826			$514,720
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$96,707	15	0.06	$97,863	55	0.23
Money market and savings	123,598	19	0.06	126,071	57	0.18
Time deposits	27,940	62	0.89	33,009	89	1.09
Total interest-bearing deposits (4)	248,245	96	0.15	256,943	201	0.32
Short-term borrowings	6,209	13	0.85	8,998	28	1.24
Long-term debt	40,919	152	1.48	55,537	211	1.52
Total interest-bearing liabilities	295,373	261	0.35	321,478	440	0.55
Noninterest-bearing deposits (4)	123,966			113,875
Other liabilities	11,853			12,504
Shareholders' equity	69,634			66,863
Total liabilities and shareholders' equity	$500,826			$514,720
Average interest-rate spread			2.99			2.97

Net interest income/ net interest margin		$3,391	3.10%		$3,479	3.13%
Taxable-equivalent adjustment		$29			$31
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.10% and 0.22% for the three months ended September 30, 2020 and June 30, 2020, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2020			December 31, 2019			September 30, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,274	$11	1.93%	$2,384	$12	1.97%	$2,240	$11	2.04%
U.S. government-sponsored entities (GSE)	1,856	10	2.33	2,301	12	2.28	2,449	14	2.25
Mortgage-backed securities issued by GSE	70,816	461	2.60	55,119	366	2.64	43,415	279	2.57
States and political subdivisions	530	5	3.56	598	4	3.38	566	5	3.44
Non-agency mortgage-backed	185	8	16.72	263	9	13.15	198	9	18.77
Other	40	—	3.01	34	—	3.53	32	—	3.67
Total securities	75,701	495	2.62	60,699	403	2.65	48,900	318	2.60
Loans and leases:
Commercial:
Commercial and industrial	131,743	1,419	4.33	81,853	862	4.18	63,768	671	4.18
CRE	27,046	287	4.25	19,896	223	4.43	17,042	209	4.83
Commercial construction	6,409	76	4.87	4,506	57	5.17	3,725	47	5.11
Lease financing	6,070	65	4.27	3,357	32	3.79	2,260	18	3.17
Consumer:
Residential mortgage	52,993	594	4.48	34,824	361	4.15	28,410	285	4.02
Residential home equity and direct	27,564	452	6.60	15,810	242	6.04	11,650	173	5.92
Indirect auto	24,975	428	6.89	15,390	312	8.04	11,810	262	8.84
Indirect other	10,950	201	7.37	7,772	133	6.77	6,552	110	6.61
Student	7,787	104	5.38	1,825	24	5.20	—	—	—
Credit card	5,534	133	9.68	3,788	85	9.06	3,036	71	9.18
PCI	—	—	—	1,220	33	10.63	411	25	24.23
Total loans and leases held for investment	301,071	3,759	5.02	190,241	2,364	4.94	148,664	1,871	5.00
Loans held for sale	6,677	53	3.14	3,400	31	3.52	3,378	35	4.16
Total loans and leases	307,748	3,812	4.98	193,641	2,395	4.91	152,042	1,906	4.98
Interest earning trading assets	6,334	64	4.04	2,370	11	1.84	668	3	2.02
Other earning assets	23,750	92	1.55	6,405	28	1.78	1,798	14	2.92
Total earning assets	413,533	4,463	4.33	263,115	2,837	4.29	203,408	2,241	4.38
Nonearning assets	64,017			38,944			29,012
Total assets	$477,550			$302,059			$232,420
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$85,008	129	0.61	$43,246	65	0.60	$27,664	47	0.67
Money market and savings	120,936	178	0.59	79,903	152	0.76	64,920	156	0.95
Time deposits	35,570	114	1.29	23,058	87	1.48	16,643	67	1.62
Foreign office deposits - interest-bearing	—	—	—	24	—	2.19	265	1	2.13
Total interest-bearing deposits (4)	241,514	421	0.70	146,231	304	0.82	109,492	271	0.99
Short-term borrowings	18,900	83	1.76	11,489	62	2.15	8,307	54	2.55
Long-term debt	46,547	272	2.34	29,888	219	2.92	22,608	193	3.42
Total interest-bearing liabilities	306,961	776	1.02	187,608	585	1.24	140,407	518	1.47
Noninterest-bearing deposits (4)	93,135			64,485			52,500
Other liabilities	12,042			8,226			6,769
Shareholders' equity	65,412			41,740			32,744
Total liabilities and shareholders' equity	$477,550			$302,059			$232,420
Average interest-rate spread			3.31			3.05			2.91

Net interest income/ net interest margin		$3,687	3.58%		$2,252	3.41%		$1,723	3.37%
Taxable-equivalent adjustment		$37			$25			$23
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.51%, 0.57% and 0.67% for the three months ended March 31, 2020, December 31, 2019 and September 30, 2019, respectively.

10 Truist Financial Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	September 30, 2020			September 30, 2019
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$2,243	$31	1.86%	$2,731	$41	2.03%
U.S. government-sponsored entities (GSE)	1,847	32	2.33	2,436	41	2.25
Mortgage-backed securities issued by GSE	72,152	1,240	2.29	41,202	795	2.57
States and political subdivisions	512	16	4.04	583	17	3.85
Non-agency mortgage-backed	115	15	16.78	271	29	14.34
Other	37	1	2.44	34	1	3.83
Total securities	76,906	1,335	2.31	47,257	924	2.61
Loans and leases:
Commercial:
Commercial and industrial	142,731	3,710	3.47	62,576	2,006	4.28
CRE	27,538	717	3.46	16,894	626	4.93
Commercial construction	6,673	192	3.92	3,912	151	5.26
Lease financing	5,872	187	4.24	2,135	52	3.26
Consumer:
Residential mortgage	52,288	1,778	4.53	30,604	930	4.05
Residential home equity and direct	27,161	1,237	6.08	11,673	517	5.94
Indirect auto	24,809	1,240	6.68	11,586	756	8.73
Indirect other	11,255	606	7.19	6,277	310	6.60
Student	7,622	271	4.75	—	—	—
Credit card	5,097	356	9.34	2,976	203	9.05
PCI	—	—	—	433	69	21.20
Total loans and leases held for investment	311,046	10,294	4.42	149,066	5,620	5.04
Loans held for sale	5,575	126	3.00	1,742	54	4.17
Total loans and leases	316,621	10,420	4.39	150,808	5,674	5.03
Interest earning trading assets	4,695	135	3.85	910	15	2.20
Other earning assets	33,708	144	0.57	1,702	55	4.30
Total earning assets	431,930	12,034	3.72	200,677	6,668	4.44
Nonearning assets	65,780			28,429
Total assets	$497,710			$229,106
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$93,205	199	0.28	$27,665	132	0.64
Money market and savings	123,536	254	0.27	63,885	469	0.98
Time deposits	32,157	265	1.10	16,256	190	1.57
Foreign office deposits - interest-bearing	—	—	—	355	6	2.36
Total interest-bearing deposits (4)	248,898	718	0.39	108,161	797	0.99
Short-term borrowings	11,350	124	1.46	7,443	136	2.44
Long-term debt	47,643	635	1.78	23,027	578	3.35
Total interest-bearing liabilities	307,891	1,477	0.64	138,631	1,511	1.46
Noninterest-bearing deposits (4)	110,375			52,489
Other liabilities	12,133			6,449
Shareholders' equity	67,311			31,537
Total liabilities and shareholders' equity	$497,710			$229,106
Average interest-rate spread			3.08			2.98

Net interest income/ net interest margin		$10,557	3.26%		$5,157	3.43%
Taxable-equivalent adjustment		$97			$71
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs and dividends.
(3) Includes AFS and HTM securities.
(4) Total deposit costs were 0.27% and 0.66% for the year ended September 30, 2020 and 2019, respectively.

Truist Financial Corporation 11

Credit Quality
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$507	$428	$443	$212	$172
CRE	52	42	18	10	27
Commercial construction	7	13	2	—	2
Lease financing	32	56	27	8	2
Consumer:
Residential mortgage	205	198	248	55	106
Residential home equity and direct	180	192	170	67	56
Indirect auto	137	155	125	100	81
Indirect other	4	3	1	2	1
Total nonaccrual loans and leases held for investment	1,124	1,087	1,034	454	447
Loans held for sale	130	102	41	107	—
Total nonaccrual loans and leases	1,254	1,189	1,075	561	447
Foreclosed real estate	30	43	63	82	33
Other foreclosed property	30	20	39	41	29
Total nonperforming assets	$1,314	$1,252	$1,177	$684	$509
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$84	$57	$65	$47	$69
CRE	36	22	7	6	6
Commercial construction	1	36	36	37	1
Lease financing	1	1	1	—	—
Consumer:
Residential mortgage	640	533	513	470	570
Residential home equity and direct	71	71	66	51	54
Indirect auto	336	342	350	333	324
Indirect other	5	4	5	5	4
Student	5	4	1	—	—
Credit card	38	37	35	31	29
Total performing TDRs	1,217	1,107	1,079	980	1,057
Nonperforming TDRs	140	111	121	82	115
Total TDRs	$1,357	$1,218	$1,200	$1,062	$1,172
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$6	$9	$5	$1	$—
CRE	8	3	1	—	—
Lease financing	—	1	—	—	—
Consumer:
Residential mortgage	573	521	610	543	347
Residential home equity and direct	5	9	10	9	8
Indirect auto	8	10	11	11	9
Indirect other	3	3	2	2	—
Student	570	478	1,068	188	—
Credit card	24	38	41	22	15
PCI	—	—	—	1,218	24
Total loans 90 days past due and still accruing	$1,197	$1,072	$1,748	$1,994	$403
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$155	$282	$262	$94	$34
CRE	7	6	8	5	1
Commercial construction	—	1	16	1	—
Lease financing	9	10	8	2	1
Consumer:
Residential mortgage	796	703	679	498	432
Residential home equity and direct	103	108	156	122	56
Indirect auto	321	265	521	560	380
Indirect other	52	50	74	85	43
Student	666	442	593	650	—
Credit card	39	34	57	56	29
PCI	—	—	—	140	16
Total loans 30-89 days past due	$2,148	$1,901	$2,374	$2,213	$992

12 Truist Financial Corporation

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019
Allowance for Credit Losses
Beginning balance	$6,133	$5,611	$1,889	$1,653	$1,689
CECL adoption - impact to retained earnings before tax	—	—	2,762	—	—
CECL adoption - reserves on PCD assets	—	—	378	—	—
Provision for credit losses	421	844	893	171	117
Charge-offs:
Commercial:
Commercial and industrial	(112)	(123)	(39)	(23)	(28)
CRE	(44)	(14)	(1)	(5)	(2)
Commercial construction	(19)	—	(3)	—	—
Lease financing	(44)	(4)	(2)	(9)	(1)
Consumer:
Residential mortgage	(4)	(35)	(11)	(8)	(3)
Residential home equity and direct	(52)	(65)	(68)	(25)	(24)
Indirect auto	(72)	(80)	(142)	(107)	(92)
Indirect other	(8)	(20)	(18)	(19)	(14)
Student	(6)	(6)	(8)	—	—
Credit card	(44)	(50)	(53)	(37)	(25)
Total charge-offs	(405)	(397)	(345)	(233)	(189)
Recoveries:
Commercial:
Commercial and industrial	20	21	17	6	5
CRE	—	4	—	—	3
Commercial construction	2	7	1	1	—
Lease financing	4	—	—	—	1
Consumer:
Residential mortgage	3	2	2	1	—
Residential home equity and direct	16	15	15	10	6
Indirect auto	22	18	23	13	12
Indirect other	4	7	7	5	3
Student	—	1	—	—	—
Credit card	8	6	8	5	6
Total recoveries	79	81	73	41	36
Net charge-offs	(326)	(316)	(272)	(192)	(153)
Merger related items and other	1	(6)	(39)	257	—
Ending balance	$6,229	$6,133	$5,611	$1,889	$1,653
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD / PCI loans)	$5,675	$5,408	$4,880	$1,541	$1,565
Allowance for PCD / PCI loans	188	294	331	8	8
Reserve for unfunded lending commitments (RUFC)	366	431	400	340	80
Total	$6,229	$6,133	$5,611	$1,889	$1,653

Truist Financial Corporation 13

	As of/For the Year-to-Date
	Period Ended Sept. 30
(Dollars in millions)	2020	2019
Allowance for Credit Losses
Beginning balance	$1,889	$1,651
CECL adoption - impact to retained earnings before tax	2,762	—
CECL adoption - reserves on PCD assets	378	—
Provision for credit losses	2,158	444
Charge-offs:
Commercial:
Commercial and industrial	(274)	(67)
CRE	(59)	(28)
Commercial construction	(22)	—
Lease financing	(50)	(2)
Consumer:
Residential mortgage	(50)	(13)
Residential home equity and direct	(185)	(68)
Indirect auto	(294)	(263)
Indirect other	(46)	(43)
Student	(20)	—
Credit card	(147)	(72)
Total charge-offs	(1,147)	(556)
Recoveries:
Commercial:
Commercial and industrial	58	19
CRE	4	5
Commercial construction	10	2
Lease financing	4	1
Consumer:
Residential mortgage	7	1
Residential home equity and direct	46	20
Indirect auto	63	39
Indirect other	18	12
Student	1	—
Credit card	22	15
Total recoveries	233	114
Net charge-offs	(914)	(442)
Merger related items and other	(44)	—
Ending balance	$6,229	$1,653

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2020	2020	2020	2019	2019
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.70%	0.60%	0.74%	0.74%	0.66%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.39	0.34	0.55	0.66	0.27
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.37	0.35	0.32	0.15	0.30
Nonperforming loans and leases as a percentage of loans and leases (1)	0.40	0.37	0.33	0.18	0.30
Nonperforming assets as a percentage of:
Total assets (1)	0.26	0.25	0.23	0.14	0.22
Loans and leases plus foreclosed property	0.39	0.37	0.36	0.19	0.34
Net charge-offs as a percentage of average loans and leases (2)	0.42	0.39	0.36	0.40	0.41
Allowance for loan and lease losses as a percentage of loans and leases	1.91	1.81	1.63	0.52	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	4.52X	4.49X	4.76X	2.03X	2.59X
Nonperforming loans and leases	5.22X	5.24X	5.04X	3.41X	3.52X
Asset Quality Ratios (Excluding PPP, other Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.03%	0.04%	0.04%	0.03%	0.04%
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2) The third quarter of 2020 includes $97 million of charge-offs on PCD assets directly related to the implementation of CECL.
				As of/For the Year-to-Date
				Period Ended Sept. 30
				2020	2019
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.39%	0.40%
Ratio of allowance for loan and lease losses to net charge-offs				4.80X	2.66X
Applicable ratios are annualized.

14 Truist Financial Corporation

	September 30, 2020
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$84	100.0%	$—	—%	$—	—%	$84
CRE	36	100.0	—	—	—	—	36
Commercial construction	1	100.0	—	—	—	—	1
Lease financing	1	100.0	—	—	—	—	1
Consumer:
Residential mortgage	376	58.8	114	17.8	150	23.4	640
Residential home equity and direct	68	95.8	3	4.2	—	—	71
Indirect auto	306	91.1	30	8.9	—	—	336
Indirect other	5	100.0	—	—	—	—	5
Student	5	100.0	—	—	—	—	5
Credit card	34	89.5	3	7.9	1	2.6	38
Total performing TDRs (1)	916	75.3	150	12.3	151	12.4	1,217
Nonperforming TDRs (2)	72	51.5	23	16.4	45	32.1	140
Total TDRs (1)(2)	$988	72.9%	$173	12.7%	$196	14.4%	$1,357
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2020	2020	2020	2019	2019
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.25%	0.27%	0.07%	0.09%	0.14%
CRE			0.63	0.15	0.01	0.09	—
Commercial construction			1.02	(0.43)	0.13	(0.09)	(0.11)
Lease financing			2.92	0.33	0.08	1.03	0.11
Consumer:
Residential mortgage			0.01	0.25	0.07	0.09	0.04
Residential home equity and direct			0.53	0.73	0.78	0.39	0.60
Indirect auto			0.76	1.03	1.89	2.41	2.70
Indirect other			0.21	0.41	0.47	0.72	0.60
Student			0.28	0.31	0.38	(0.01)	—
Credit card			3.00	3.50	3.30	3.32	2.59
Total loans and leases			0.42	0.39	0.36	0.40	0.41
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2019
ALLL	$5,863	$5,702	$5,211	$1,549
Unamortized fair value mark (1)	2,676	3,077	3,539	4,564
Allowance plus unamortized fair value mark	$8,539	$8,779	$8,750	$6,113

Loans and leases held for investment	$306,627	$314,825	$319,229	$299,842
Unamortized fair value mark (1)	2,676	3,077	3,539	4,564
Gross loans and leases	$309,303	$317,902	$322,768	$304,406

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.91%	1.81%	1.63%	0.52%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.76	2.76	2.71	2.01
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark, and allowance for credit losses and unamortized fair value mark, as a percentage of gross loans and leases are non-GAAP measurements of credit reserves that are calculated by adjusting the ALLL or ACL, and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
Truist Financial Corporation 15

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31
(Dollars in millions)	2020	2020	2020	2019
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(3,077)	$(3,539)	$(4,564)	$(221)
Additions - Merger with SunTrust	—	—	—	(4,513)
Accretion	367	440	454	170
CECL adoption - reserves on PCD assets	—	—	378	—
Purchase accounting adjustments and other activity	34	22	193	—
Ending balance	$(2,676)	$(3,077)	$(3,539)	$(4,564)
Core deposit and other intangible assets
Beginning balance	$3,016	$3,168	$3,142	$678
Additions - Merger with SunTrust	—	—	—	2,535
Amortization of intangibles	(170)	(178)	(165)	(71)
Amortization in net occupancy expense	(6)	(6)	(5)	—
Purchase accounting adjustments and other activity	—	32	196	—
Ending balance	$2,840	$3,016	$3,168	$3,142
Deposits (3)
Beginning balance unamortized fair value mark	$(37)	$(54)	$(76)	$—
Additions - Merger with SunTrust	—	—	—	(83)
Amortization	11	17	22	7
Ending balance	$(26)	$(37)	$(54)	$(76)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(262)	$(285)	$(312)	$(10)
Additions - Merger with SunTrust	—	—	—	(309)
Amortization	24	23	27	7
Ending balance	$(238)	$(262)	$(285)	$(312)
(1)Includes the merger with SunTrust, as well as other acquisitions. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.
16 Truist Financial Corporation

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2019	2019
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$37,881	$37,107	$36,396	$35,643	$19,905
Tier 1	45,927	44,248	40,993	40,743	22,960
Total	55,031	53,436	49,395	47,511	27,666
Risk-weighted assets	377,045	382,826	390,348	376,056	187,503
Average quarterly tangible assets	476,869	490,203	454,381	276,591	223,298
Risk-based capital ratios:
Common equity tier 1	10.0%	9.7%	9.3%	9.5%	10.6%
Tier 1	12.2	11.6	10.5	10.8	12.2
Total	14.6	14.0	12.7	12.6	14.8
Leverage capital ratio (1)	9.6	9.0	9.0	14.7	10.3
Supplementary leverage (2)	8.9	8.5	7.8	7.9	NA
Equity as a percentage of total assets	14.0	13.7	13.0	14.1	13.6
Common equity per common share	$45.86	$45.74	$45.49	$45.66	$38.07
(1)The leverage ratio is calculated using end of period Tier 1 capital and quarterly average tangible assets. The timing of the merger impacted the 4Q19 result.
(2)Truist became subject to the supplementary leverage ratio in 2020. The 4Q19 measure was an estimate based on a full quarter of average tangible assets.

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2020	2020	2020	2019	2019
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$69,973	$68,883	$66,061	$66,558	$32,303
Less:
Preferred stock	8,048	7,143	4,599	5,102	3,057
Noncontrolling interests	106	106	167	174	69
Intangible assets, net of deferred taxes	25,923	26,083	26,263	26,482	10,281
Tangible common equity	$35,896	$35,551	$35,032	$34,800	$18,896

Outstanding shares at end of period (in thousands)	1,348,118	1,347,609	1,347,461	1,342,166	766,303

Tangible Common Equity Per Common Share	$26.63	$26.38	$26.00	$25.93	$24.66
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
Truist Financial Corporation 17

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2020	2020	2020	2019	2019
Residential Mortgage Income
Residential mortgage production revenue	$339	$344	$206	$40	$50
Residential mortgage servicing revenue	152	159	169	78	64
Realization of expected residential MSR cash flows	(212)	(176)	(122)	(59)	(36)
Residential mortgage income before MSR valuation	279	327	253	59	78
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(54)	(28)	(503)	80	(79)
MSRs hedge gains (losses)	(4)	42	495	(74)	81
Net MSRs valuation	(58)	14	(8)	6	2
Total residential mortgage income	$221	$341	$245	$65	$80
Commercial Real Estate Related Income
Commercial mortgage production revenue	$49	$42	$36	$44	$26
Commercial mortgage servicing revenue	16	18	19	13	10
Realization of expected commercial MSR cash flows	(10)	(8)	(11)	(7)	(7)
Commercial real estate related income before MSR valuation	55	52	44	50	29
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	1	(6)	(20)	2	—
MSRs hedge gains (losses)	(1)	3	20	(4)	3
Net MSRs valuation	—	(3)	—	(2)	3
Commercial real estate related income	$55	$49	$44	$48	$32
Other Mortgage Banking Information
Residential mortgage loan originations	$15,346	$14,631	$11,708	$7,523	$5,274
Residential mortgage servicing portfolio (1):
Loans serviced for others	198,881	209,070	219,979	219,347	87,147
Bank-owned loans serviced	54,587	56,365	56,325	60,211	29,122
Total servicing portfolio	253,468	265,435	276,304	279,558	116,269
Weighted-average coupon rate on mortgage loans serviced for others	3.92%	3.98%	4.02%	4.04%	4.09%
Weighted-average servicing fee on mortgage loans serviced for others	0.317	0.315	0.313	0.310	0.280

Additional Information
Fair value of derivatives, net	3,646	3,766	3,276	1,687	641
Common stock prices:
High	42.04	46.53	56.68	56.92	53.85
Low	33.47	26.41	24.01	50.02	44.98
End of period	38.05	37.55	30.84	56.32	53.37
Banking offices	2,884	2,916	2,957	2,958	1,789
ATMs	4,237	4,354	4,408	4,426	2,376
FTEs (2)	55,000	55,769	56,504	40,691	34,723
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter. The timing of the merger impacted the 4Q19 result.
18 Truist Financial Corporation

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Third Quarter 2020
Incremental operating expenses related to the merger ($99 million in professional fees and outside processing, $48 million in personnel expense, and $5 million in other expense)	$(152)	$(115)
Charitable contribution	(50)	(38)
Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)

Fourth Quarter 2019
Incremental operating expenses related to the merger ($80 million in personnel expense, $12 million in professional fees and outside processing, and $9 million in other expense)	$(101)	$(79)
Impact of mortgage portfolio sale ($25 million in provision for credit losses, offset by $22 in residential mortgage income, and a $2 million corporate advance write off included in loan-related expense)	1	1

Third Quarter 2019
Incremental operating expenses related to the merger ($39 million in personnel expense, $12 million in professional fees and outside processing, and $1 million in other expense)	$(52)	$(40)
Redemption of preferred shares	(46)	(46)
Impact of mortgage portfolio sale ($16 million in provision for credit losses and $4 million in residential mortgage income)	20	15

Second Quarter 2019
Incremental operating expenses related to the merger ($4 million in personnel expense, and $5 million in professional fees and outside processing)	$(9)	$(7)

First Quarter 2019
Incremental operating expenses related to the merger ($1 million in personnel expense, and $1 million in other expense)	$(2)	$(1)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019	2020	2019
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,755	$3,878	$3,431	$2,575	$1,840	$11,064	$5,359
Merger-related and restructuring charges, net	(236)	(209)	(107)	(223)	(34)	(552)	(137)
Gain (loss) on early extinguishment of debt	—	(235)	—	—	—	(235)	—
Incremental operating expense related to the merger	(152)	(129)	(74)	(101)	(52)	(355)	(63)
Amortization of intangibles	(170)	(178)	(165)	(71)	(29)	(513)	(93)
Charitable contribution	(50)	—	—	—	—	(50)	—
Corporate advance write off	—	—	—	(2)	—	—	—
Efficiency Ratio Numerator - Adjusted	$3,147	$3,127	$3,085	$2,178	$1,725	$9,359	$5,066

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,572	$5,871	$5,611	$3,625	$3,003	$17,054	$8,943
Taxable equivalent adjustment	29	31	37	25	23	97	71
Securities (gains) losses	(104)	(300)	2	116	—	(402)	—
(Gain) loss on loan portfolio sale	—	—	—	22	(4)	—	(4)
Efficiency Ratio Denominator - Adjusted	$5,497	$5,602	$5,650	$3,788	$3,022	$16,749	$9,010

Efficiency Ratio - GAAP	67.4%	66.1%	61.1%	71.0%	61.3%	64.9%	59.9%
Efficiency Ratio - Adjusted	57.3	55.8	54.6	57.5	57.1	55.9	56.2
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
Truist Financial Corporation 19

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2020	2020	2020	2019	2019	2020	2019
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$1,068	$902	$986	$702	$735	$2,956	$2,326
Plus: Amortization of intangibles, net of tax	130	137	126	57	22	393	71
Tangible net income available to common shareholders	$1,198	$1,039	$1,112	$759	$757	$3,349	$2,397

Average common shareholders' equity	$61,804	$61,484	$60,224	$38,031	$29,040	$61,173	$28,226
Less: Average intangible assets, net of deferred taxes	25,971	26,161	26,429	14,760	10,298	26,186	10,322
Average tangible common shareholders' equity	$35,833	$35,323	$33,795	$23,271	$18,742	$34,987	$17,904

Return on average common shareholders' equity	6.87%	5.90%	6.58%	7.33%	10.04%	6.46%	11.02%
Return on average tangible common shareholders' equity	13.31	11.83	13.23	12.91	16.03	12.79	17.90
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist's management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data)	2020	2020	2020	2019	2019	2020	2019
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,068	$902	$986	$702	$735	$2,956	$2,326
Merger-related and restructuring charges	181	160	82	176	26	423	109
Securities (gains) losses	(80)	(230)	2	90	—	(308)	—
Loss on extinguishment of debt	—	180	—	—	—	180	—
Incremental operating expenses related to the merger	115	99	57	79	40	271	48
Charitable contribution	38	—	—	—	—	38	—
Corporate advance write off	—	—	—	1	—	—	—
(Gain) loss on loan portfolio sale	—	—	—	17	(3)	—	(3)
Redemption of preferred shares	—	—	—	—	46	—	46
Allowance release related to loan portfolio sale	—	—	—	(19)	(12)	—	(12)
Net income available to common shareholders - adjusted	$1,322	$1,111	$1,127	$1,046	$832	$3,560	$2,514

Weighted average shares outstanding - diluted	1,358,122	1,355,834	1,357,545	934,718	775,791	1,357,174	774,907

Diluted EPS - GAAP	$0.79	$0.67	$0.73	$0.75	$0.95	$2.18	$3.00
Diluted EPS - adjusted	0.97	0.82	0.83	1.12	1.07	2.62	3.25
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
20 Truist Financial Corporation